SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 8, 2004


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                   001-03761               750289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773


                              ---------------------

ITEM  7.  Exhibits

Designation of
Exhibit in
this Report                    Description of Exhibit
-----------                    ----------------------

    99                         Registrant's News Release
                               Dated March 8, 2004 (furnished pursuant to
                               Item 12)

ITEM 12. Results of Operations and Financial Condition

The Registrant's news release dated March 8, 2004, regarding the Registrant's outlook for the first quarter of 2004 attached hereto as Exhibit 99 is incorporated by reference herein.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    Availability of raw materials and critical manufacturing equipment;

-    TI's ability to recruit and retain skilled personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TEXAS INSTRUMENTS INCORPORATED



Date: March 8, 2004                 By: /s/ KEVIN P. MARCH
                                        ---------------------
                                        Kevin P. March
                                        Senior Vice President
                                        and Chief Financial Officer

                                                                      Exhibit 99
                                                                      ----------

                 TI UPDATES FIRST-QUARTER 2004 BUSINESS OUTLOOK

-    Revenue Expected between $2835 Million and $2950 Million
-    EPS Expected between $0.19 and $0.22

           CONFERENCE CALL ON TI WEB SITE AT 4 P.M. CENTRAL TIME TODAY
                                   WWW.TI.COM
                                   ----------


     DALLAS (March 8, 2004) - In a scheduled update to its business outlook for the first quarter of 2004, Texas Instruments Incorporated (NYSE:TXN) today narrowed its expected revenue and earnings ranges. TI's updated estimate reflects continuing strong demand across a broad range of its Semiconductor products.

     The company's expectations for revenue are:

- Total revenue between $2835 million and $2950 million, compared with the prior range of $2720 million to $2950 million;

- Semiconductor revenue between $2500 million and $2600 million, compared with the prior range of $2400 million to $2600 million;

- Sensors & Controls revenue between $265 million and $275 million, compared with the prior range of $255 million to $275 million; and

- Educational & Productivity Solutions revenue between $75 million and $80 million, compared with the prior range of $70 million to $80 million.

     TI expects earnings per share (EPS) between $0.19 and $0.22, compared with the previous range of $0.16 to $0.22.

     The company will hold a conference call at 4 p.m. CST today to discuss this update. This conference call will be available live at www.ti.com. TI's original first-quarter outlook was published in the company's fourth-quarter 2003 earnings release on January 26, available at www.ti.com. TI's first quarter ends on March 31.

                                    #   #   #

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets, such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    Availability of raw materials and critical manufacturing equipment;

-    TI's ability to recruit and retain skilled personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of publication, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Texas Instruments Incorporated provides innovative DSP and Analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com .